KINETICS MUTUAL FUNDS, INC.

The Kinetics Government Money Market Fund

Supplement dated October 14, 2008,
to the Prospectus dated May 1, 2008

The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. (the “Company”) has approved the participation of The Kinetics Government Money Market Fund (the “Fund”) in the United States Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”).  A Fund’s participation in the Program is not certain until the Guarantee Agreement is reviewed and accepted by the Treasury, which is expected to take up to fourteen days.

The Program seeks to protect the net asset value of shares held by a shareholder of record in a participating fund at the close of business on September 19, 2008.  Any shares held by shareholders in a participating fund as of that date are insured against loss under the Program if the fund liquidates its holdings and market-based net asset value of the shares at the time of the liquidation is less than $0.995 per share.

The Program applies only to shareholders of record who maintain a positive account balance in the Fund from the close of business on September 19, 2008 through the date on which the Fund’s market-based share value falls below $0.995, if at all, and the Fund liquidates.  Shares acquired by a shareholder of record after the close of business on September 19, 2008 that exceed the number of shares the shareholder owned in the Fund on September 19, 2008 are not eligible for protection under the Program.

The Program is funded from assets in the Treasury’s Exchange Stabilization Fund (“ESF”).  Payments to investors under the Program will depend on the availability of assets in the ESF, which, as of the date of this supplement, total approximately $50 billion.  As of the date of this supplement, more information about the Program is available at http://www.ustreas.gov.  The Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

Participation in the Program for the three-month period ending December 18, 2008 requires a payment to the Treasury in the amount of 0.01% of the net asset value of the Fund as of September 19, 2008.  The Fund will bear the expense of its participation in the Program without regard to any fee waivers or expense limitations currently in effect for the Fund.  The Secretary of the Treasury may extend the Program beyond its initial three-month period to terminate no later than the close of business on September 18, 2009.  If the Program is extended, the Board will consider whether to continue to participate.

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